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                                                                   Exhibit 10.11

                               SECURITY AGREEMENT

This SECURITY AGREEMENT is made as of November __, 1998 between STORAGE COMPUTER CORPORATION, a Delaware corporation (the "Debtor"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company (the "Lender").

                                    RECITALS

The Debtor has entered into an Amended and Restated Credit Agreement dated as of August 28, 1998 with the Lender, pursuant to which Lender has from time to time made certain loans, advances and other extensions of credit to the Debtor. The Debtor desires to enter into a second Amended and Restated Credit Agreement dated November __, 1998 with the Lender (the "Credit Agreement"). The Lender is willing to enter into the Credit Agreement on the condition that the Debtor grant it a security interest in all of its assets to secure all obligations of the Debtor to the Lender, all as hereinafter set forth.

NOW THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                             ARTICLE 1. DEFINITIONS

All capitalized terms used herein and not otherwise defined shall have the respective meanings provided therefor in the Credit Agreement. All terms used herein and not defined in the Credit Agreement or herein that are defined in the Uniform Commercial Code of the Commonwealth of Massachusetts, as amended from time to time (the "UCC") shall have the definitions herein as provided therein, unless the context otherwise indicates or requires.

                          ARTICLE 2. GRANT OF SECURITY

Section 2.1 GRANT OF SECURITY INTEREST. To secure the payment and performance of the Obligations, Debtor hereby grants to the Lender a continuing security interest (the "Security Interest") in and to all personal property and fixtures of the Debtor of every kind and nature, whether now or hereafter existing or now or hereafter acquired and wherever located and all proceeds and products thereof, including but not limited to the following (the "Collateral"):

(a) All money, cash, bank accounts, goods, inventory, equipment, computer hardware and software, instruments, securities, investment property, documents, documents of title, chattel paper, accounts, accounts receivable, lease receivables and leases including but not limited to, rights to rentals thereunder and the Debtor's reversionary interest in property leased thereunder and any equity rights in leases sold to third parties, contract rights, licenses, general intangibles, copyrights, patents and patents pending, trademarks and goodwill, trade secrets, credits, claims, demands and all other property of the Debtor (including but not limited to leasehold improvements), and including further but not limited to the property described in clauses (b),
(c), (d), (e) and (f) following;

(b) All equipment, including without limitation all fixtures, machinery, equipment molds, dies, motor vehicles, and other goods whether now owned or hereafter acquired by the Debtor, wherever located, all replacements, substitutions and all parts thereof and all accessions thereto (any and all such equipment, parts and accessions being the "Equipment");




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(c) All inventory in all of its forms, wherever located, now or hereafter existing including, but not limited to (i) raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof, and (ii) goods which are returned to or repossessed by the Debtor and all accessions thereto and products thereof (any and all such inventory, accessions and products being the "Inventory");

(d) All accounts receivable, including without limitation accounts, contracts, contract rights, chattel paper, instruments, and other obligations of any kind whether now existing or hereafter arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, instruments, general intangibles and obligations being the "Receivables," and any and all such leases, security agreements and other contracts being the "Related Contracts");

(e) All general intangibles including without limitation, tax refunds, the corporate name and all product names;

(f) All investment property of the Debtor; and

(g) To the extent not otherwise included, all payments under insurance policies (whether or not the Lender is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

Section 2.2 FINANCING STATEMENTS, DELIVERY OF INSTRUMENTS AND OTHER ACTION.

(a) Debtor agrees to do all acts which the Lender deems necessary or desirable to protect the Security Interest or to otherwise carry out the provisions of this Agreement, including, but not limited to, the execution of financing, continuation, amendment and termination statements and similar instruments and the procurement of waivers and disclaimers of interest in the Collateral by the owners of and holders of liens against any real estate on which the Collateral is located. Debtor appoints the Lender as Debtor's attorney irrevocable to do all acts which Debtor may be required to do under this Agreement. All charges, expenses and fees which the Lender may incur in obtaining or filing any of the foregoing shall be charged to the Debtor's account, added to the Obligations and payable on demand.

(b) The Debtor shall endorse, assign and deliver to the Lender all negotiable or non-negotiable instruments (including certificated securities) or chattel paper, accompanied by such instruments of transfer or assignment duly executed in blank as the Lender may from time to time specify. To the extent that any securities now or hereafter acquired by the Debtor are uncertificated and are issued to the Debtor or its nominee directly by the issuer thereof, the Debtor shall cause the issuer to note on its books the security interest of the Lender in such securities and shall cause the issuer, pursuant to an agreement in form and substance satisfactory to the Lender, to agree to comply with instructions from the Lender as to such securities, without further consent of the Debtor or such nominee. To the extent that any securities, whether certificated or uncertificated, or other financial assets now or hereafter acquired by the Debtor are held by the Debtor or its nominee through a financial or securities intermediary, the Debtor shall (i) cause such intermediary to note on its books the security interest of the Lender in such securities or other financial assets and to confirm such notation promptly to the Lender and (ii) at the request of the Lender, cause such intermediary, pursuant to an agreement in form and substance satisfactory to the Lender, to agree to comply with entitlement orders or other instructions from the Lender as to such securities or other financial assets, without further consent of the Debtor or such nominee. The Lender agrees with the Debtor that the Lender shall not give any such entitlement orders or instructions to any such issuer or intermediary unless an Event of Default has occurred.



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(c) Concurrently herewith the Debtor is also executing and delivering to the
Lender separate notice and assignments of patents and trademarks pursuant to which the Debtor is assigning to the Lender certain Collateral consisting of patents and patent rights and trademarks, service marks and trademark and service mark rights, together with the goodwill appurtenant thereto. The provisions of such separate assignments are supplemental to the provisions of this Agreement, and nothing contained in such separate assignments shall derogate from any of the rights or remedies of the Lender hereunder, nor shall anything contained in such separate assignments be deemed to prevent or extend the time of attachment or perfection of any security interest in such Collateral created hereby.

              ARTICLE 3. REPRESENTATIONS, WARRANTIES AND COVENANTS

Debtor hereby makes the following representations, warranties and covenants which shall survive the execution and delivery of this Agreement and shall be continuing representations, warranties and covenants as long as any of the Obligations remain outstanding.

Section 3.1 DEBTOR'S PLACE OF BUSINESS. The Debtor hereby represents warrants that: (a) Debtor's chief place of business is located at __________________; and
(b) Debtor has no other place of business except those listed on EXHIBIT A hereto. Debtor covenants to notify Lender in writing within 15 days of the addition or discontinuance of any place of business or any change in the information contained in this Section 3.1.

Section 3.2 LOCATION OF COLLATERAL; INSTRUMENTS. Debtor represents and warrants that all of the Inventory and Equipment is located at the places specified in EXHIBIT A, and the record owners of and record holders of liens against the real estate on which any of the Collateral is located and their addresses are set forth in EXHIBIT A. Debtor further represents and warrants that the records concerning Debtor's Receivables and Related Contracts are located at Debtor's chief place of business. None of the Collateral shall be removed from the locations specified in this Section 3.2 other than in the ordinary course of business without giving thirty (30) days prior written notice to the Lender. All negotiable and nonnegotiable instruments (including certificated securities) and chattel paper owned by the Debtor are described in EXHIBIT A and have been pledged to the Lender. Debtor represents and warrants that all of the information contained in the previously delivered certificate as to collateral of the Debtor (the "Collateral Certificate") attached hereto as EXHIBIT C is true and correct as of the date hereof. Debtor further represents and warrants that all information contained in such Collateral Certificate may be relied upon by the Lender until an updated Collateral Certificate is delivered to the Lender.

Section 3.3 OWNERSHIP AND LIENS. Debtor represents and warrants that Debtor has good and marketable title to the Collateral and that there are no sums owed or claims, liens, security interests or other encumbrances against the Collateral other than those listed on EXHIBIT B hereto. Except as set forth on EXHIBIT B, no effective financing statements or other similar instrument in effect covering all or any part of the Collateral is on file in any recording office, except as may have been filed in favor of the Lender relating to this Agreement. Debtor covenants to notify the Lender of any claim, lien, security interest or other encumbrance made against the Collateral and shall defend the Collateral against any claim, lien, security interest or other encumbrance adverse to the Lender. Debtor shall not create or incur, or suffer to be created or incurred, or permit to exist any encumbrance, mortgage, pledge, lien, charge or other security interest of any kind upon any of the Collateral in favor of any person other than the Lender except for liens permitted by the Credit Agreement. Debtor covenants that regardless of the manner of affixation, the Equipment shall remain personal property and shall not become part of the real estate on which it is located.

Section 3.4 MAINTENANCE OF COLLATERAL. Debtor covenants to preserve the Collateral for the benefit of the Lender. Without limiting the generality of the foregoing, Debtor shall:


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(a) cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new and make all repairs, replacements, additions and other improvements necessary to maintain such Equipment in such good condition;

(b) maintain Inventory sufficient to meet the needs of its business;

(c) preserve all beneficial Related Contracts;

(d) assure that (i) no Receivable is or shall be subject to any defense, offset, counterclaim, discount or allowance except as may be stated in a copy of the invoice delivered by Debtor to the Lender and that each Receivable shall be paid in full when due; (ii) no agreement under which any deduction, discount, credit or allowance of any kind may be granted or allowed shall have been or shall thereafter be made by Debtor with any account party except as indicated in writing to the Lender at or before the time such agreement is made; (iii) all statements made and all unpaid balances appearing in the invoices, documents and agreements relating to each Receivable shall be true and correct in all respects; and (iv) all signatures and endorsements that appear therein shall be genuine and all signatories shall have full capacity to contract;

(e) take all commercially reasonable steps necessary to collect all Receivables; and

(f) pay promptly when due all taxes, assessments, or other charges or liens on the Collateral or any claims (including claims for labor, materials and supplies) against the Equipment and Inventory; provided that such taxes, assessments, charges and liens need not be paid if the validity or amount thereof shall be contested in good faith by appropriate proceedings and if the Debtor has set aside on its books adequate reserves with respect thereto.

Debtor shall not sell, lease or otherwise dispose of any item of the Collateral except for the sale of Inventory in the ordinary course of business and other sales, leases and dispositions permitted under the Credit Agreement and shall not use the Collateral in violation of any law.

Section 3.5 MAINTENANCE OF RECORDS. Debtor covenants to keep accurate and complete records listing and describing the Collateral. When requested by the Lender, Debtor shall give the Lender a certificate listing and describing the Collateral and setting forth the total value of the Inventory, the total value of the Equipment, the amount of the Receivables designating how many days the Receivables are from the date of invoice, the face value of any instruments and any other information the Lender may request. The Lender shall have the right at any time to inspect the Collateral and to audit and make copies of any records or other writings which relate to the Collateral or the general financial condition of Debtor, and may remove such records and writings for the purpose of having copies made thereof.

Section 3.6 INSURANCE. Debtor shall at its own expense maintain insurance covering the Collateral against such risks, with such insurers, in such form, and in such amounts as shall from time to time be required by the Lender but in any event, in such amounts and with such coverage as is customary in Debtor's type of business and in such amounts as to avoid co-insurance liability. All insurance policies shall be written so as to be payable in the event of loss to the Lender, for the benefit of the Banks, shall provide for thirty (30) days' written notice to the Lender of cancellation or modification and shall specify the Lender as an additional insured. Without limiting the foregoing, the Debtor will (a) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (b) maintain all such workers' compensation or similar insurance as may be required by law and (c) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or


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property damage occurring, on, in or about the properties of the Debtor, business interruption insurance, and product liability insurance. At the request of the Lender, all insurance policies shall be furnished to and held by the Lender. Debtor hereby assigns to the Lender return premiums, dividends and other amounts which may be or become due upon cancellation of any such policies for any reason whatsoever and directs the insurers to pay the Lender any sums so due. The Lender is hereby appointed as attorney irrevocable with the power at any time after occurrence of an Event of Default to collect return premiums, dividends and other amounts due on any insurance policy and the proceeds of such insurance, to settle any claims with insurers in the event of loss or damage, to endorse settlement drafts and, at any time after the occurrence of an Event of Default, to cancel, assign or surrender any insurance policies. If, while any Obligations are outstanding, any return premiums, dividends, other amounts or proceeds are paid to the Lender under such policies, the Lender may at its option take either or both of the following actions: (i) apply such return premiums, dividends, other amounts and proceeds in whole or in part to the payment or satisfaction of any of the Obligations in whatever order the Lender determines or hold such amounts as cash collateral for the obligations; or (ii) pay over such return premiums, dividends, other amounts and proceeds in whole or in part to Debtor for the purpose of repairing or replacing the Collateral destroyed or damaged.

                             ARTICLE 4. RECEIVABLES

Section 4.1 COLLECTION OF RECEIVABLES. The Lender may communicate with account debtors in order to verify the existence, amount and terms of any Receivables. At any time after the occurrence of an Event of Default, the Lender may at any time notify account debtors of the Security Interest and require that payments on Receivables and returns of goods be made directly to the Lender. When requested by the Lender, at any time after the occurrence of an Event of Default, Debtor shall notify account debtors and indicate on all billings that payments and returns are to be made directly to the Lender. At any time after the occurrence of an Event of Default, the Lender shall have full power to collect, compromise, endorse, sell or otherwise deal with the Receivables or proceeds thereof and to perform the terms of any contract in order to create Receivables in the Lender's name or in the name of Debtor.

Section 4.2 FEDERAL GOVERNMENT RECEIVABLES. If any of Debtor's Receivables or contract rights arise out of contracts with a governmental body and are subject to the Federal Assignment of Claims Act or a similar statute, Debtor shall promptly notify the Lender thereof in writing and execute any instruments and take any action required by the Lender to assure that all monies due and to become due under such contract shall be assigned to the Lender.

Section 4.3 SEPARATE ASSIGNMENT. This Agreement may but need not be supplemented by separate assignments of Receivables and contract rights. If such assignments are given, the rights and security interests given thereby shall be in addition to and not in limitation of the rights and Security Interest given by this Agreement.

                         ARTICLE 5. DEFAULT AND REMEDIES

Section 5.1 EVENTS OF DEFAULT. An Event of Default under the Credit Agreement shall be deemed to be an Event of Default hereunder.

Section 5.2 RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of an Event of Default, the Lender shall have, by way of example and not of limitation, the rights and remedies enumerated in paragraphs 5.2(a) through (g):

(a) The Lender may declare the Obligations, or any of them, to be immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived;


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(b) In addition to all other rights and remedies contained in this Agreement, and any other Lender Agreement, the Lender may exercise the rights and remedies accorded a secured party by the Uniform Commercial Code or by any document securing the Obligations, all of which rights and remedies shall be cumulative and non-exclusive to the extent permitted by law;

(c) The Lender shall have the right to set-off, without notice to the Debtor, any and all deposits or other sums at any time or times credited or due from the Lender to Debtor, whether in a special account or other account or represented by a certificate of deposit (whether or not matured); which deposit and other sums shall at all times constitute additional security for the Obligations;

(d) The Lender shall have the right to enter and/or remain upon the premises of Debtor, or any other place or places where any of the Collateral is located and kept so far as the Debtor can give authority therefor, without any obligation to pay rent to Debtor or others, and: (i) remove Collateral therefrom to the premises of the Lender or any agent of the Lender for such time as the Lender may desire in order to maintain, collect, sell and/or liquidate the Collateral or (ii) use such premises together with materials, supplies, books and records of Debtor, to maintain possession and/or the condition of the Collateral, and to prepare the Collateral for sale, liquidation or collection;

(e) The Lender may require the Debtor at Debtor's cost to assemble the Collateral and make it available to Lender at a place designated by the Lender;

(f) The Lender may perform any warranty, covenant or agreement which Debtor has failed to perform under this Agreement; and

(g) The Lender may take any other action which the Lender deems necessary or desirable to protect the Collateral or the Security Interest.

Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender shall give to the Debtor at least five Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Debtor hereby acknowledges that five Business Days prior written notice of such sale or sales or other dispositions shall be reasonable notice. In addition, the Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Lender's rights hereunder, including, without limitation, the Lender's right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.

Section 5.3 MARSHALING. The Lender shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Debtor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Lender's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Debtor hereby irrevocably waives the benefits of all such laws.

Section 5.4 APPLICATION OF PROCEEDS. After deducting all expenses of the Lender and costs of collection, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as is provided in the Credit Agreement (or if not provided for in the Credit Agreement, as the Lender may determine, proper


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allowance and provision being made for any Obligations not then due). Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Section 9-504(l)(c) of the UCC, any excess shall be returned to the Debtor, and the Debtor shall remain liable for any deficiency in the payment of the Obligations.

Section 5.5 REMEDIES CUMULATIVE. The Lender may exercise any or all of its rights and remedies after the occurrence of an Event of Default concurrently with or independently of and without regard to the provisions of any other document which secures any of the Obligations.

                            ARTICLE 6. MISCELLANEOUS

Section 6.1. WAIVERS, AMENDMENTS AND REMEDIES. No delay or omission on the part of the Lender in exercising its rights and remedies against the Debtor or any other interested party shall constitute a waiver of any rights or remedies of the Lender. A breach by the Debtor of its obligations under this Agreement may be waived only by a written waiver executed by the Lender. The Lender's waiver of a breach by the Debtor in one or more instances shall not constitute or otherwise be an implicit waiver of subsequent breaches. To the extent permitted by applicable law, the Debtor hereby agrees to waive, and does hereby absolutely and irrevocably waive (a) all presentments, demands for performance, notices of nonperformance, protests, notices of protest and notices of dishonor in connection with this Agreement or any of the Obligations, (b) any requirement of diligence or promptness on the Lender's part in the enforcement of its rights under the provisions of this Agreement, and (c) any and all notices of every kind and description which may be required to be given by any statute or rule of law with respect to the Debtor's liability under this Agreement or in respect of any of the Obligations. No course of dealing between the Debtor and the Lender shall operate as a waiver of any of Lender's rights under this Agreement or with respect to any of the Obligations. This Agreement shall be amended only by a written instrument executed by the parties hereto making explicit reference to this Agreement. Lender's rights and remedies under this Agreement and under all subsequent agreements between the Lender and the Debtor shall be cumulative and any rights and remedies expressly set forth herein shall be in addition to, and not in limitation of, any other rights and remedies which may be available to the Lender in law or at equity.

Section 6.2 SUCCESSORS AND ASSIGNS. This Agreement shall bind and shall be enforceable by the respective successors and assigns of the parties hereto. The representations and warranties made by the Debtor in this Agreement shall bind the Debtor's successors and assigns.

Section 6.3 NOTICES. All notices and other communications made or required to be given pursuant to this Agreement shall be in writing and shall be mailed by United States mail, postage prepaid, or sent by nationally-recognized overnight carrier service, addressed to the parties at their addresses set forth in the Credit Agreement. Any notice so addressed and mailed by registered or certified mail shall be deemed to have been given when mailed.

Section 6.4 GOVERNING LAW. This Agreement shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts.

Section 6.5 COUNTERPARTS. This Agreement and all amendments to this Agreement may be executed in several counterparts, each of which shall be an original. The several counterparts shall constitute a single Agreement.

Section 6.6 EXPENSES. The Debtor agrees to pay on demand all of the Lender's reasonable expenses in preparing, executing, delivering and administering this Agreement, all amendments hereto, and related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Lender's special counsel, Goodwin, Procter & Hoar LLP. The Debtor also agrees to pay on demand all reasonable out-of-pocket expenses incurred by the Lender, including, without limitation, legal and accounting



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fees, in connection with the collection of amounts upon the occurrence of an
Event of Default hereunder, the revision, protection, preservation or enforcement of any of the Lender's rights against the Debtor under this Agreement and with respect to the Collateral and the administration of special problems that may arise under this Agreement. The Debtor also agrees to pay all stamp and other taxes in connection with the execution and delivery of this Agreement and related instruments and documents.

Section 6.7 WAIVER OF JURY TRIAL. THE LENDER AND THE DEBTOR AGREE THAT NEITHER OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON OR ARISING OUT OF, THIS AGREEMENT, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE LENDER AND THE DEBTOR, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE LENDER NOR THE DEBTOR HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.



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IN WITNESS WHEREOF, the Debtor and the Lender have caused this Security
Agreement to be executed as an instrument under seal by their duly authorized officers as of the date set forth above.


                                    STORAGE COMPUTER CORPORATION



                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                    STATE STREET BANK AND TRUST COMPANY



                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:




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                                    EXHIBIT A

                            OTHER BUSINESS LOCATIONS







                      LOCATIONS OF INVENTORY AND EQUIPMENT


                                                  Record Owner of
                                                  Real Estate Where
Type of Collateral:          Location:            Collateral Located:
-------------------          ---------            -------------------





                           DESCRIPTION OF INSTRUMENTS





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                                    EXHIBIT B

                       ENCUMBRANCES AGAINST THE COLLATERAL










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                                    EXHIBIT C

                             COLLATERAL CERTIFICATE








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